DELAWARE POOLED® TRUST

The Emerging Markets Portfolio II (the "Portfolio")

Supplement to the Portfolio's Prospectus dated February 28, 2010
(as revised March 4, 2010)

On November 18, 2009, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes related to the Portfolio's investment strategy to permit investments in real estate investment trusts. These changes will be effective 60 days after the date of this Supplement.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

The following is added to the section entitled "Additional Investment Information":

Real estate investment trusts (REITs)
A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

How the Portfolio uses them: The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

Please keep this Supplement for future reference.

This Supplement is dated July 28, 2010.